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                                                                Exhibit 24(j)(1)









                         INDEPENDENT AUDITORS' CONSENT



The Board of Trustees of
     The Kent Funds:


We consent to the reference to our firm under the heading "Custodian, Auditors and Counsel" in the Statement of Additional Information included herein.



/s/ KPMG Peat Marwick



Columbus, Ohio
December 23, 1998